UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 7, 2019

Healthcare Integrated Technologies Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-36564	46-3052781
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1462 Rudder Lane, Knoxville TN	37919
(Address of principal executive offices)	(Zip Code)

(865) 719-8160

(Registrant’s telephone number, including area code)

3847 River Vista Way

Louisville, TN 37777

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K ﬁling is intended to simultaneously satisfy the ﬁling obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	HITC	OTC Bulletin Board

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2019, our wholly owned subsidiary, IndeLiving Holdings, Inc., a Florida corporation (“Inde Living”), as buyer and licensee, and Vayyar Imaging, Ltd. (“Vayyar”), as seller and licensor, entered into a Walabot Home Reseller Agreement, dated as of July 31, 2019 (the “Agreement”). Under the terms of the Agreement, among other things, Inde Living has agreed to purchase from Vayyar Walabot home hardware devices, used in the monitoring of residents and patients under care in assisted living and similar facilities (the “Products”).  The company is required to order a minimum of $2,000,000 in Products by July 31, 2020 (exclusive of shipping costs and taxes).

The agreement also provides, among other terms, Inde Living with a non-exclusive, revocable license to sell the Products within the United States during the term of the Agreement, which has an initial term extending until July 31, 2020 and which automatically extends year-to-year afterwards unless either party elects to terminate the Agreement.

Although the Agreement is dated as of July 31, 2019, signature pages were executed and delivered between both parties on August 7, 2019, and so it became legally binding on the parties on that date.

The foregoing description is qualified in its entirety by reference to the Agreement, which is filed as an Exhibit 10.1 to this report.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description

10.1

Walabot Home Reseller Agreement, dated as of July 31, 2019 (certain information in this agreement has been redacted to exclude personal financial details and disclosures that would be competitively harmful to the company)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 12, 2019

Healthcare Integrated Technologies Inc.

By:	/s/ Scott M. Boruff
Name: Scott M. Boruff
Title: Chief Executive Officer and Sole Board member

EXHIBIT INDEX

Exhibit No.	Description

10.1

Walabot Home Reseller Agreement, dated as of July 31, 2019 (certain information in this agreement has been redacted to exclude personal financial details and disclosures that would be competitively harmful to the company)